Exhibit 4.1

          NUMBER                                                                     SHARES

UM


                                              UTILIMED, INC.


          INCORPORATED UNDER THE LAWS                                       SEE REVERSE FOR
          OF THE STATE OF ILLINOIS                                         CERTAIN DEFINITIONS

                                                                           CUSIP 918006 10 7

THIS CERTIFIES that







is the owner of



             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

=====================================  UtiliMed, Inc. =====================================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid unless countersigned and registered by the
     Transfer Agent and Registrar, WITNESS the facsimile seal of the
     Corporation and the facsimile signatures of its duly authorized officers.

                           [CERTIFICATE OF STOCK]

Dated:
                                 [UtiliMed, Inc. CORPORATION SEAL]


               CHIEF FINANCIAL OFFICER                                 PRESIDENT


     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in commons             UNIF GIFT MIN ACT -- ________ Custodian ________
                                                                   (Cust)             (Minor)
TEN ENT -- as tenants by the entireties                           under Uniform Gifts to Minors

JT TEN -- as joint tenants with right of                          Act ____________
           survivorship and not as tenants                               (State)
           in common


              Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------


- ------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
- --------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________


                       --------------------------------------------------------
               NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATIONS OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



- ------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.






- ---------------------------------------------   ------------------------------------------------------
        AMERICAN BANKNOTE COMPANY                   PRODUCTION CORPORATION-DEE FERTIG 215-830-2197
          680 BLAIR MILL ROAD                                       PROOF OF MAY 10, 1996
           HORSEMAN, PA 19044                                           UTILIMED, INC.
             215 647-3480                                                  H 43973bk

- ---------------------------------------------   ------------------------------------------------------
 SALESPERSON:      R. JOHNS - 212 557-9100        Opr.               eg/lr                  NEW
- ---------------------------------------------   ------------------------------------------------------
    /home/ed/inprogress/home15/Utilimed43973           /net/banknote/home15/U
- ---------------------------------------------   ------------------------------------------------------


